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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 26, 2000, in the Registration Statement on Form F-3 and related Prospectus of Santa Fe International Corporation for the registration of 34,500,000 of its ordinary shares.

                                            /s/ ERNST & YOUNG LLP

Dallas, Texas
June 2, 2000